Financial Risk Management Objectives and Policies (Details) - Schedule of foreign currency risk	Jun. 30, 2022 USD ($)	Jun. 30, 2022 CAD ($)	Jun. 30, 2022 ILS (₪)	Jun. 30, 2021 USD ($)	Jun. 30, 2021 CAD ($)	Jun. 30, 2021 ILS (₪)
Schedule Of Foreign Currency Risk Abstract
Cash and cash equivalents	$ 3,138,079	$ 29,224		$ 2,742,688	$ 108,688
Trade receivables	279,986			23,801
Trade payables	73,430	803	2,240	18,556	43,466
Total exposure	$ 3,491,495	$ 30,027	₪ 2,240	$ 2,785,045	$ 152,154